SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K
             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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                     February 28, 2003 (February 27, 2003)
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               Date of Report (Date of earliest event reported)


                          American Lawyer Media, Inc.
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            (Exact Name of Registrant as Specified in its Charter)


         Delaware              333-50117               13-3980414
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    (State or Other        (Commission File No.)    (I.R.S. Employer
    Jurisdiction of                                 Identification
    Incorporation)                                  No.)


       345 Park Avenue South
       New York, New York                                 10010
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   (Address of Principal                                (Zip Code)
   Executive Offices)


                                (212) 779-9200
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             (Registrant's telephone number, including area code)


                                     None
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events and Regulation FD Disclosure

         Except as expressly indicated or unless the context otherwise requires, "American Lawyer Media", "we", "our", or "us" means American Lawyer Media, Inc., a Delaware corporation, and its subsidiaries.

         On February 27, 2003 we, The New York Law Publishing Company and American Lawyer Media Holdings, Inc. entered into an amendment to our existing credit agreement, dated as of May 1, 2002, with General Electric Capital Corporation and the lenders signatory thereto.

         A copy of the press release announcing the amendment to the credit agreement is attached as Exhibit 99.1 to this report and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

Exhibit No.         Description
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Exhibit 10.1        Second Amendment to Credit Agreement dated as of February
                    27, 2003 among The New York Law Publishing Company,
                    American Lawyer Media Holdings, Inc. and American Lawyer
                    Media, Inc., as Credit Parties, the Lenders Signatory thereto from time to time, as Lenders, and General
                    Electric Capital Corporation, as Agent and Lender.

Exhibit 10.2 Waiver and Consent, dated as of February 27, 2003, to the 12 1/4% Senior Discount Notes due 2008 issued by American Lawyer Media Holdings, Inc. (the "Issuer") pursuant to an Indenture dated December 22, 1997, between the Issuer and The Bank of New York, as Trustee.

Exhibit 10.3 Employment Agreement dated as of October 18, 2002 by and between American Lawyer Media, Inc. and William L. Pollak.

Exhibit 99.1        Press Release, dated February 27, 2003.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                AMERICAN LAWYER MEDIA, INC.


                                                By: /s/ Stephen Jacobs
                                                    ------------------------
                                                Stephen Jacobs
                                                Chief Financial Officer

Date:  February 28, 2003
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                                 EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

Exhibit 10.1 Second Amendment to Credit Agreement dated as of February 27, 2003 among The New York Law Publishing Company, American Lawyer Media Holdings, Inc. and American Lawyer Media, Inc., as Credit Parties, the Lenders Signatory thereto from time to time, as Lenders, and General Electric Capital Corporation, as Agent and Lender.

Exhibit 10.2 Waiver and Consent, dated as of February 27, 2003, to the 12 1/4% Senior Discount Notes due 2008 issued by American Lawyer Media Holdings, Inc. (the "Issuer") pursuant to an Indenture dated December 22, 1997, between the Issuer and The Bank of New York, as Trustee.

Exhibit 10.3 Employment Agreement dated as of October 18, 2002 by and between American Lawyer Media, Inc. and William L. Pollak.

Exhibit 99.1        Press Release, dated February 27, 2003.